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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: NOVEMBER 4, 2002
                        (Date of earliest event reported)


                         WALLACE COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     1-6528                36-2515832
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)


                                2275 CABOT DRIVE
                              LISLE, ILLINOIS 60532
                                 (630) 588-5000
     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1 Press Release issued by Wallace Computer Services, Inc. regarding the settlement of a third party contract dispute.

ITEM 9.  REGULATION FD DISCLOSURE

On November 4, 2002, Wallace Computer Services, Inc. issued a press release announcing the settlement of a previously disclosed contract dispute with a third party. A copy of this press release is attached as Exhibit 99.1.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WALLACE COMPUTER SERVICES, INC.
                                                Registrant

                                              /s/ Vicki L. Avril
                                        -------------------------------
                               Senior Vice President and Chief Financial Officer


Date: November 4, 2002



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                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

   99.1             Press Release issued by Wallace Computer Services, Inc.
                    regarding the settlement of a third party contract dispute (filed herewith).